                        Van Eck Global Hard Assets Fund
              --------------------------------------------------
                               1995 Annual Report
Dear Fellow Shareholder:

We are pleased to report that the Global Hard Assets Fund had a total return of 20.1% for the twelve months ended December 31, 1995, outperforming the Ibbotson Hard Assets Index, which rose approximately 10.0% during the same period, and the sector average of 17.0% among its competitive universe of 13 natural resource/hard asset funds.* Your Fund achieved solid returns despite a year of mixed results for hard assets. Overall in 1995, hard asset equities achieved better performance than hard asset commodities as financial assets had an unusually strong year.

Macroeconomic events were the driving force behind hard asset performance during 1995. Although the year began with expectations of economic strength, growth in both the U.S. and Europe began to decelerate. In response, the Federal Reserve lowered the federal funds target rate in July and again in December, while key German interest rates were lowered as well. The resulting increased liquidity, along with higher-than-expected corporate earnings, pushed the financial markets to new highs--the S&P 500 rose 37% for the year. Given this economic scenario, financial assets outperformed hard assets and hard asset equities outperformed commodities, with the exception of the energy sector. Commodities turned in mixed results, with energy prices up about 28%, precious metals prices rising only 2% and base metals prices falling over 6%. Your Fund has been primarily (85-90%) invested in the better performing hard asset equities during the year rather than in the underlying commodities.**

Slowing economic growth prompted us to adopt a defensive strategy throughout most of the year, reducing positions in those sectors most affected by macroeconomic trends and most susceptible to volatility, such as base metals and forest products and paper. Instead, the portfolio emphasized the lower risk, core real estate and energy sectors, both of which had strong fundamentals.

Energy, which was your Fund's largest sector allocation for much of the year (ranging from 20-33% of the portfolio), was the best performing hard asset sector in 1995. Energy stocks gained 19.6% overall, while energy commodities rose 28%. Much of this performance came during the fourth quarter when colder-than-anticipated weather combined with low inventories caused price spikes. Natural gas futures rose to all-time highs. Crude oil prices also rose, benefiting from the cold weather, supply disruptions and an announcement by OPEC that it will maintain the current level of the production quota. In terms of sub-sector performance, oil service companies were the top performers, followed by exploration and production companies, and finally integrated energy companies.

The commercial real estate markets in the United States improved materially in 1995 and U.S. equity REITs delivered a total return of approximately 15%. The allocation to the sector, which began the year at approximately 5%, was increased throughout the year, and totaled approximately 26% of portfolio investments by year end. Fundamentals in the hotel, office and industrial sectors of this industry have been improving dramatically as vacancy rates fall, new construction remains low and demand continues to increase, resulting in improved earnings. A high dividend yield and direct benefits from declining interest rates made this sector a good defensive strategy during 1995.

Both the forest product and paper and the base metals sectors are particularly affected by macroeconomic trends. We began the year with fairly sizable allocations to both sectors (approximately one-third of the portfolio in the paper sector and about 18% in base metals) as some of the economic momentum enjoyed during 1994 carried over into 1995. And, during the first half, performance in these sectors was solid. However, slowing growth began to take effect and demand, and thus, prices, weakened and we significantly decreased these allocations, ending the year with only about 5% in each. Despite gains of over

9% for paper stocks at midyear, they ended 1995 down over 2% while base metals stocks gained 8% for the year. Among the base metals, however, some outperformed--aluminum stocks, which comprise our largest base metals holdings, ended the year up 15%.

The precious metals market was relatively quiet in 1995 (the price of gold bullion rose 1.3% for the year), but supply/demand fundamentals continue to be very positive. This became evident in late November when gold lease rates soared. We believe this illustrated the strength of gold market fundamentals-- that market demand had easily absorbed the record supply (caused largely by substantial forward selling by the mines) throughout the year without price weakness. In the equity markets, volatility was higher and timing and country choices were critical. After a difficult January, shares rallied throughout the spring and into summer, reaching a high in July. Shares then sold off in dramatic fashion until the beginning of November and ended the year with a final rally. The North American shares, which accounted for our entire gold position throughout much of the year, were the best performers, while the South Africans performed poorly (gold equities worldwide were up 5.9%). The portfolio's allocation to this sector ranged between 7-20% throughout the year, ending 1995 at approximately 14% of the portfolio.

THE OUTLOOK

We believe the outlook for hard assets is positive for several reasons. Although recently economic growth has been sluggish, most forecasters are predicting positive, albeit moderate global economic growth in 1996 and 1997, driven by hard asset-intensive developing economies such as those in Asia (ex-Japan), which are expected to continue to grow at an annual rate of 6-8% for several years. Economic growth tends to directly benefit hard assets as commodity demand, and thus, prices, increase. Many hard asset sectors are already experiencing strong supply/demand fundamentals--base metals, for example, are currently at a deficit. Aggressive monetary easing may reverse current optimism with regard to financial assets in the year to come. In addition, at current valuations hard assets are very attractive relative to financial assets.

All of these factors bode well for hard assets in general. However, as sluggish growth continues short-term, the portfolio remains defensively positioned, emphasizing the energy and real estate sectors, which still offer surprisingly attractive valuations even after last year's positive performance. As we start to see signs of a pick-up, we are prepared to increase allocations to sectors that would have a higher upside in such an environment, such as base metals, precious metals and commodities.

We appreciate your participation in the Global Hard Assets Fund and we look forward to helping you meet your investment objectives in the future.


[Photo Appears Here]          [Photo Appears Here]


/s/ John C. van Eck         /s/ Derek S. van Eck

    John C. van Eck             Derek S. van Eck
    Chairman                    Portfolio Manager

January 22, 1996

 * This fund grouping was compiled by Van Eck since there is no existing natural resource/hard asset sector (that excludes specific sector funds). The list includes every general natural resource and/or hard asset fund tracked by Micropal, Inc., a mutual fund evaluation service.
** The Fund may invest up to 25% of assets in commodities.

-------------------------------------------------------------------------------
Performance Record as of 12/31/95
-------------------------------------------------------------------------------

Average Annual                 After Maximum Before Sales
Total Return                   Sales Charge* Charge
---------------------------------------------------------
A Shares-Life (since 11/2/94)  11.2%         16.0%
---------------------------------------------------------
1 year                         14.4%         20.1%
---------------------------------------------------------
C Shares-Life (since 11/2/94)  15.5%         16.5%
---------------------------------------------------------
1 year                         19.9%         20.9%
-------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving all expenses of the Fund. Had the Fund incurred expenses, investment returns would have been reduced.

* A shares: maximum sales charge  =  4.75%.
  C shares: 1% redemption charge, 1st year.

         Global Hard Assets Fund Investment Portfolio December 31, 1995

 NO. OF SHARES   COMMON STOCKS     VALUE (NOTE 1)
-------------------------------------------------
 AUSTRALIA: 4.27%
 GOLD MINING: 1.62%
    15,000     Acacia Resources        $   26,962
               Ltd.+
     7,000     Sons Of Gwalia              38,474
               Ltd.                    ----------
                                           65,436
                                       ----------
 MINING: 1.00%
    19,000     Queensland                  40,079
               Nickel Industry         ----------
               Ltd.+
 OIL INTEGRATED--INTERNATIONAL:
  0.77%
     2,200     Broken Hill                 31,047
               Proprietary Co.         ----------
               Ltd.
 PAPER & FOREST PRODUCTS: .88%
     5,000     Amcor Ltd.                  35,281
                                       ----------
                                          171,843
                                       ----------
 CANADA: 8.11%
 CHEMICALS--MISCELLANEOUS: 0.88%
       500     Potash Corp. of             35,437
               Saskatchewan            ----------
               Inc.
 GOLD MINING: 3.25%
     2,250     Barrick Gold                59,344
               Corp.
     4,000     Cambior Inc.                43,582
     2,000     Pegasus Gold                27,750
               Inc.+                   ----------
                                          130,676
                                       ----------
 MINING--MISCELLANEOUS: 2.31%
     2,500     Cameco Corp.                92,932
                                       ----------
 OIL & GAS EXPLORATION: 0.72%
    10,000     Barrington                  28,932
               Petroleum Ltd.+         ----------
 PAPER & FOREST PRODUCTS: 0.95%
     3,000     Stone                       38,455
               Consolidated            ----------
               Corp.+
                                          326,432
                                       ----------
 INDONESIA: 0.36%
 MINING--MISCELLANEOUS: 0.36%
     1,200     P.T. Tambang                14,580
               Timah (GDR              ----------
               144A)+
 NETHERLANDS: 5.06%
 OIL INTEGRATED--INTERNATIONAL:
  3.16%
       900     Royal Dutch                127,012
               Petroleum Co.--         ----------
               NY Registry (ADR)
 REAL ESTATE: 1.90%
     3,000     Renaissance                 76,500
               Hotel Group             ----------
               N.V.+
                                          203,512
                                       ----------
 NEW ZEALAND: 1.50%
 PAPER & FOREST PRODUCTS: 1.50%
    28,000     Carter Holt                 60,360
               Harvey                  ----------
 NORWAY: 3.43%
 MISCELLANEOUS: 0.94%
     4,000     Alvern Norway               37,802
               A/S+                    ----------
 OIL INTEGRATED--INTERNATIONAL:
  1.25%
     1,200     Norsk Hydro AS              50,250
               (ADR)                   ----------
 OIL/GAS EQUIPMENT & SERVICES:
  1.24%
     2,000     Petroleum Geo-              50,000
               Services AS             ----------
               (ADR)+
                                          138,052
                                       ----------
 SPAIN: 1.22%
 OIL INTEGRATED--INTERNATIONAL:
  1.22%
     1,500     Repsol S.A. (ADR)           49,313
                                       ----------
 SWEDEN: 1.49%
 PAPER & FOREST PRODUCTS: 1.49%
     5,000     Stora                       59,811
               Kopparbergs 'B'         ----------
               Free
 UNITED STATES: 53.11%
 ALUMINUM: 1.16%
     3,000     Commonwealth                46,500
               Aluminum Corp.          ----------
 COPPER: 0.69%
     1,000     Magma Copper                27,875
               Co.+                    ----------
 GOLD MINING: 5.41%
     2,000     Battle Mountain             16,750
               Gold Co.
     3,000     Homestake Mining            46,875
               Co.

 NO. OF SHARES   COMMON STOCKS    VALUE (NOTE 1)
------------------------------------------------
      3,000    Newmont Mining         $  135,750
               Corp.
      1,500    Santa Fe Pacific           18,187
               Gold Corp.             ----------
                                         217,562
                                      ----------
 NATURAL GAS--DIVERSIFIED: 1.42%
      1,500    Enron Corp.                57,187
                                      ----------
 OIL & GAS EXPLORATION: 8.59%
      1,000    Anadarko                   54,125
               Petroleum Corp.
      1,500    Apache Corp.               44,250
      2,750    Cairn Energy USA           38,500
               Inc.+
      1,000    Louisiana Land &           42,875
               Exploration Co.
      1,700    Nuevo Energy               38,038
               Co.+
      2,400    Texas Meridian             32,700
               Resources Corp.+
      1,000    Triton Energy              57,375
               Corp.+
        800    Union Pacific              20,300
               Resources Group
               Inc.
      1,000    United Meridian            17,375
               Corp.+                 ----------
                                         345,538
                                      ----------
 OIL INTEGRATED--DOMESTIC: 5.42%
      2,000    USX-Marathon               39,000
               Group
      1,000    Amoco Corp.                71,875
        500    Exxon Corp.                40,063
        600    Mobil Corp.                67,200
                                      ----------
                                         218,138
                                      ----------
 OIL/GAS EQUIPMENT & SERVICES:
  5.42%
      1,700    Baker Hughes               41,437
               Inc.
      1,500    Camco                      42,000
               International
               Inc.+
      1,500    Dresser                    36,563
               Industries, Inc.
      2,000    Ensco                      46,000
               International
               Inc.+
      2,500    Reading & Bates            37,500
               Corp.+
        500    Weatherford                14,438
               Enterra Inc.           ----------
                                         217,938
                                      ----------
 PAPER & FOREST PRODUCTS: 0.97%
      1,350    Buckeye                    29,700
               Cellulose Corp.+
      1,000    Jefferson                   9,500
               Smurfit Corp.+         ----------
                                          39,200
                                      ----------
 REAL ESTATE INVESTMENT TRUST:
  24.03%
      3,500    Avalon                     75,250
               Properties, Inc.
      2,500    Beacon                     57,500
               Properties Corp.
      3,500    Carr Realty                85,312
               Corp.
      1,400    CBL & Associates           30,450
               Properties
      2,500    Duke Realty                78,437
               Investments,
               Inc.
      2,000    Equity                     61,250
               Residential
               Properties Trust
      1,000    Factory Stores             13,125
               of America
      2,000    First Industrial           45,000
               Realty Trust,
               Inc.
      2,000    Oasis                      45,500
               Residential,
               Inc.
      5,000    Patriot American          128,750
               Hospitality Inc.
      1,000    Post Properties,           31,875
               Inc.
      2,000    Public Storage             38,000
               Inc.
      3,000    ROC Communities            72,000
               Inc.
      4,783    Security Capital           83,703
               Industrial Trust
      1,515    Security Capital           29,921
               Pacific Trust
      2,500    Sovran Self                65,937
               Storage, Inc.
      1,000    Spieker                    25,125
               Properties, Inc.       ----------
                                         967,135
                                      ----------
                                       2,137,073
                                      ----------
 TOTAL COMMON STOCKS: 78.55%
 (cost: $2,835,303)                    3,160,976
                                      ----------
   PRINCIPAL        SHORT-
    AMOUNT     TERM OBLIGATIONS
------------------------------------------------
   $500,000    U.S. Treasury
               Bill due 1/11/96
               Interest yield
               4.70%                     499,347
    175,000    American Express
                Corp. C.P. due
                1/2/96 Interest
                Yield of 5.65%           174,973
    189,000    General Electric
                Capital Corp.
                C.P. due 1/2/96
                Interest Yield
                of 5.55%                 188,971
                                      ----------
 TOTAL SHORT-TERM OBLIGATIONS:
 21.45%
 (amortized cost: $863,291)              863,291
                                      ----------
 TOTAL INVESTMENTS: 100% (Cost:       $4,024,267
 $3,698,594)                          ==========

-------
+ Non-income producing
                       See Notes to Financial Statements.

                  Global Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
Investments at value (cost, $3,698,594) (Note 1)                  $4,024,267
Cash                                                                   3,718
Cash--initial margin for futures (Note 6)                              7,000
Receivables:
 Dividends                                                             9,960
 Securities sold                                                      91,856
 Capital shares sold                                                  65,046
 From Advisor                                                         93,519
 Due from broker-variation margin (Note 6)                               328
Deferred organization costs and other assets                          30,447
                                                                  ----------
 Total assets                                                      4,326,141
                                                                  ----------
LIABILITIES:
Payables:
 Securities purchased                                                184,878
 Due to bank                                                          38,260
 Dividends payable                                                    22,593
 Deferred organization costs                                          34,113
 Accounts payable                                                     42,560
 Open forward currency contracts (Note 7)                                319
 Miscellaneous                                                         2,696
                                                                  ----------
 Total liabilities                                                   325,419
                                                                  ----------
NET ASSETS                                                        $4,000,722
                                                                  ==========
CLASS A
Net asset value and redemption price per share
 ($3,819,708/357,548)                                                 $10.68
                                                                      ======
Maximum offering price per share (NAV/(1-maximum sales
 commission))                                                         $11.21
                                                                      ======
CLASS C
Net asset value, offering price and redemption price per share
 ($181,014/16,823)
 (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership)                                 $10.76
                                                                      ======
Net assets consist of:
 Aggregate paid in capital                                        $3,674,868
 Unrealized appreciation of investments, futures and foreign denominated assets, liabilities and foreign forward exchange
  contracts                                                          325,939
 Cumulative realized losses                                              (85)
                                                                  ----------
                                                                  $4,000,722
                                                                  ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INCOME:
Dividends (less foreign taxes withheld of $2,280)  $  73,267
Interest income                                       19,017
                                                   ---------
  Total income                                                $92,284
EXPENSES:
Management (Note 2)                                   29,887
Distribution Class A (Note 4)                         14,547
Distribution Class C (Note 4)                            664
Administration (Note 2)                                  750
Transfer agency                                       42,953
Custody                                                3,099
Registration                                          10,560
Professional                                          16,100
Reports to shareholders                               15,140
Amortization of deferred organization costs            7,894
Other                                                  2,026
                                                   ---------
Total expenses                                       143,620
Expenses assumed by the Advisor (Note 2)            (143,620)
                                                   ---------
Net expenses                                                        0
                                                              -------
  Net investment income                                        92,284

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ( NOTE
 3)
Realized gain from security transactions (excluding
 short-term securities):
 Proceeds from sales                                       $4,452,007
 Cost of securities sold                                    4,341,778
                                                           ----------
  Realized gain                                                       $110,229
Realized loss from futures contracts                                    (8,549)
Realized loss from options                                              (3,178)
Realized gain from foreign currency transactions                        26,126
Change in unrealized appreciation of foreign denominated
 assets, liabilities and foreign forward exchange
 contracts                                                                 163
Change in unrealized appreciation of investments and
 futures                                                               338,597
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $555,672
                                                                      ========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                       FOR THE YEAR   FOR THE PERIOD
                                          ENDED      NOVEMBER 2, 1994+
                                       DECEMBER 31,         TO
                                           1995      DECEMBER 31, 1994
                                       ------------  -----------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $    92,284      $    1,594
 Realized gain from security
  transactions                             110,229             --
 Realized loss from futures contracts       (8,549)            --
 Realized loss from options                 (3,178)            --
 Realized gain from foreign currency
  transactions                              26,126              83
 Change in unrealized appreciation of
  foreign denominated assets,
  liabilities and foreign forward
  exchange contracts                           163              28
 Change in unrealized appreciation
  (depreciation) of investments and
  futures                                  338,597         (12,849)
                                       -----------      ----------
 Increase (decrease) in net assets
 resulting from operations                 555,672         (11,144)
                                       -----------      ----------
                                       -----------      ----------
Dividends to shareholders from:
 Net investment income:
 Class A Shares                           (208,703)         (2,259)
 Class C Shares                             (8,428)             (9)
                                       -----------      ----------
                                          (217,131)         (2,268)
                                       -----------      ----------
                                           338,541         (13,412)
                                       -----------      ----------
Capital share transactions (Note 5):
 Net proceeds from sales of shares:
 Class A Shares                          3,672,872       1,487,999
 Class C Shares                            161,154           9,431
                                       -----------      ----------
                                         3,834,026       1,497,430
                                       -----------      ----------
Reinvestment of dividends:
 Class A Shares                            186,116             --
 Class C Shares                              8,422             --
                                       -----------      ----------
                                           194,538             --
                                       -----------      ----------
Cost of shares reacquired:
 Class A Shares                         (1,792,934)        (55,948)
 Class C Shares                               (609)           (910)
                                       -----------      ----------
                                        (1,793,543)        (56,858)
                                       -----------      ----------
Increase in net assets resulting from
 capital share transactions              2,235,021       1,440,572
                                       -----------      ----------
Total increase in net assets             2,573,562       1,427,160
NET ASSETS:
 Beginning of period                     1,427,160             --
                                       -----------      ----------
 End of period (including
  distributions in excess of net
  investment income of $0 and $591,
  respectively)                        $ 4,000,722      $1,427,160
                                       ===========      ==========

-------
+ Commencement of operations.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                            Global Hard Assets Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                         CLASS A                               CLASS C
                          ------------------------------------- -------------------------------------
                                              FOR THE PERIOD                        FOR THE PERIOD
                                            NOVEMBER 2, 1994(a)                   NOVEMBER 2, 1994(a)
                             YEAR ENDED             TO             YEAR ENDED             TO
                          DECEMBER 31, 1995  DECEMBER 31, 1994  DECEMBER 31, 1995  DECEMBER 31, 1994
                          ----------------- ------------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....       $ 9.41             $9.53              $ 9.41              $9.53
                               ------             ------             ------              -----
Income from Investment
 Operations:
 Net Investment Income+.         0.32              0.010               0.34               0.01
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........         1.57             (0.115)              1.63              (0.12)
                               ------             ------             ------              -----
Total from Investment
 Operations.............         1.89             (0.105)              1.97              (0.11)
                               ------             ------             ------              -----
Less Distributions:
 Dividends from Net
  Investment Income.....         (.62)            (0.015)              (.62)              (.01)
                               ------             ------             ------              -----
Net Asset Value, End of
 Period.................       $10.68             $9.41              $10.76              $9.41
                               ======             ======             ======              =====
Total Return (b)........        20.09%            (1.10%)             20.94%             (1.20%)
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........       $3,820             $1,419               $181                 $8
Ratio of Expenses to
 Average Net Assets (c).            0%              0.15%*                0%              0.56%*
Ratio of Net Investment
 Income to Average Net
 Assets.................         3.08%              0.84%*             3.30%              0.53%*
Portfolio Turnover Rate.       179.33%                 0%            179.33%                 0%

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class C shares would have been 4.05%, 3.40%*, 37.88% and 39.49%*, respectively if the expenses were not assumed by the Advisor.
* Annualized.
+ Based on average shares outstanding.
                      See Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Hard Assets Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency date plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, short-term capital gains and Post-October losses. The effect of these differences for the year ended December 31, 1995 decreased accumulated distributions in excess of net investment income by $125,438, decreased cumulative realized gains by $124,713 and decreased aggregate paid in capital by $725.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years beginning on November 2, 1994 (commencement of operations).

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $29,887 for investment management and advisory services. The fee was based on an annual rate of 1% of the Fund's average daily net assets. Van Eck Associates Corporation agreed to waive its management fees and administrative fees for the year ended December 31, 1995. Van Eck Associates Corp. also agreed to assume all distribution expenses for the year ended December 31, 1995. Van Eck Associates Corp. incurred and waived $208 of transfer agency expenses. Van Eck Associates Corp. also agreed to assume all other expenses for the year ended December 31, 1995. Van Eck Securities Corporation received $8,060 for the year ended

                            Global Hard Assets Fund
-------------------------------------------------------------------------------
December 31, 1995 from commissions earned on sales of Class A shares after deducting $44,788 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1995, Van Eck Associates Corporation owned 30.95% of the outstanding Class A shares of beneficial interest.

NOTE 3--Purchases of investments other than short-term obligations aggregated $5,860,270 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $3,698,594. As of December 31, 1995 net unrealized appreciation for federal income tax purposes aggregated $325,673 of which $367,138 related to appreciated investments and $41,465 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan") the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

All distribution fees and contingent deferred sales charges have been waived by the Fund for Class C shares until May 1, 1996 and VESC has agreed to assume the Fund's obligation to pay the dealers. No payments have been made for the year ended December 31, 1995.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period November 2, 1994 through March 31, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 1995, was $109,828 for Class A shares and $78,838 for Class C shares.

NOTE 5--SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (unlimited number of $.001 par value shares authorized):

                                       FOR THE PERIOD
                      FOR THE YEAR    NOVEMBER 2, 1994+
                          ENDED              TO
                    DECEMBER 31, 1995 DECEMBER 31, 1994
                    ----------------- -----------------
 CLASS A
 Shares sold             360,738           156,803
 Shares reinvested        17,425               --
                        --------           -------
                         378,163           156,803
 Shares reacquired      (171,459)           (5,959)
                        --------           -------
 Net increase            206,704           150,844
                        ========           =======
 CLASS C
 Shares sold              15,208               991
 Shares reinvested           783               --
                        --------           -------
                          15,991               991
 Shares reacquired           (61)              (98)
                        --------           -------
 Net increase             15,930               893
                        ========           =======

-------
+ Commencement of operations.

NOTE 6--FUTURES CONTRACTS:
As of December 31, 1995 the Fund was long five Lead futures contracts which expire March 1996 with a contract value of $89,625 and five Silver contracts which expire March 1996 with a contract value of $129,750. The long contracts were acquired in lieu of a direct acquisition of the commodities. The Advisor believes these synthetic positions are a duplication of the purchases of the commodities and believes the futures contracts are more advantageous for operational and liquidity reasons than a direct acquisition of the commodities. As of December 31, 1995, $75 is the unrealized appreciation of the futures contracts. In the remote chance the broker cannot fulfill its obligation, the Fund could lose any variation margin due it. Subsequent payments are made or received each day dependent upon the daily fluctuations in the value of the underlying commodity. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying commodity.

NOTE 7--FORWARD CURRENCY CONTRACTS:

The Fund bought and sold forward currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward currency contracts are included in realized and unrealized gain
(loss) from foreign currency transactions.

At December 31, 1995, the Fund had the following outstanding forward foreign currency contracts:

                                 VALUE AT
                                SETTLEMENT CURRENT  UNREALIZED
           CONTRACTS               DATE     VALUE  DEPRECIATION
           ---------            ---------- ------- ------------
  FOREIGN CURRENCY BUY CONTRACTS
  AUD 53,882 expiring 1/05/96    $40,150   $40,021     $129
  NZD 92,758 expiring 1/09/96     60,623    60,594       29
  FOREIGN CURRENCY SALES CONTRACTS
  NOK 224,983 expiring 1/03/96    35,277    35,438      161
                                                       ----
                                                       $319
                                                       ====

NOTE 8--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Hard Assets Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period November 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Hard Assets Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period November 2, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

New York, New York
February 12, 1996

December 31, 1995

      Van Eck
--------------------
      Global
--------------------
       Hard
--------------------
      Assets
--------------------
       Fund
--------------------
      Annual
--------------------
      Report
--------------------

[LOGO OF VAN ECK GLOBAL]
Van Eck Global
THE UNUSUAL FUNDS/sm/



Van Eck Family of Funds
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Global Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO OF VAN ECK GLOBAL]
Van Eck Global
THE UNUSUAL FUNDS/sm/

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016

For account assistance please call (800) 544-4653

B96-0123-002